                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

    Filed by the Registrant /X/

    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                                  NPS PHARMACEUTICALS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
                          Not Applicable
- ------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
                          Not Applicable
- ------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to exchange Act Rule 0-11. (See forth the amount on which the filing fee is calculated and state how it was determined):
                          Not Applicable
- ------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
                          Not Applicable
- ------------------------------------------------------------------------------
     (5) Total fee paid:
/ /  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
                          Not Applicable
- ------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
                          Not Applicable
- ------------------------------------------------------------------------------
     (3) Filing Party:
                          Not Applicable
- ------------------------------------------------------------------------------
     (4) Date Filed:
                          Not Applicable
- ------------------------------------------------------------------------------

                           NPS PHARMACEUTICALS, INC.
                                420 CHIPETA WAY
                         SALT LAKE CITY, UT 84108-1256

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
              TO BE HELD ON JULY 30, 1996 AT 3:00 P.M. LOCAL TIME
                                     AT THE
                             UNIVERSITY PARK HOTEL
                              500 SOUTH WAKARA WAY
                        SALT LAKE CITY, UTAH 84108-1256

                            ------------------------

TO THE STOCKHOLDERS OF NPS PHARMACEUTICALS, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of NPS Pharmaceuticals, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, July 30, 1996, at 3:00 p.m., local time, at the University Park Hotel, 500 South Wakara Way, Salt Lake City, Utah for the following purposes:

    1. To elect seven directors to hold office until the 1997 Annual Meeting of Stockholders.

    2. To approve the action of the Board of Directors amending the Company's 1994 Equity Incentive Plan, the 1994 Non-Employee Directors Stock Option Plan and the 1994 Employee Stock Purchase Plan.

    3. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Company for its fiscal year ending December 31, 1996.

    4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    The Board of Directors has fixed the close of business on June 14, 1996, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting of Stockholders and at any adjournment thereof.

                                          By Order of the Board of Directors

                                          James U. Jensen
                                          SECRETARY
Salt Lake City, Utah
June 28, 1996

 ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                           NPS PHARMACEUTICALS, INC.
                                420 CHIPETA WAY
                        SALT LAKE CITY, UTAH 84108-1256
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed proxy is solicited on behalf of the Board of Directors (the "Board of Directors" or the "Board") of NPS Pharmaceuticals, Inc., a Delaware corporation ("NPS" or the "Company"), for use at the Annual Meeting of Stockholders to be held on July 30, 1996, at 3:00 p.m., local time and at any adjournment thereof (the "Annual Meeting" or the "Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the University Park Hotel, 500 South Wakara Way, Salt Lake City, Utah.

SOLICITATION

    The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of the Company's common stock, par value $.001 (the "Common Stock") beneficially owned by others. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other employees for such services.

    The Company intends to mail this Proxy Statement and accompanying proxy card on or about June 28, 1996, to all stockholders entitled to vote at the Annual Meeting.

VOTING RIGHTS AND OUTSTANDING SHARES

    June 14, 1996 is the record date (the "Record Date") for determining those stockholders of Common Stock of the Company entitled to notice of and to vote at the Annual Meeting. On the Record Date, the Company had outstanding and entitled to vote 11,718,208 shares of Common Stock. Stockholders will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

    All votes will be tabulated by the inspector of elections appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

    Any Stockholder giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company, at the Company's principal executive office, 420 Chipeta Way, Salt Lake City, Utah 84108-1256, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Meeting and voting in person. Attendance at the Meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS FOR 1997

    Monday, December 30, 1996, is the deadline for proposals of stockholders that are intended to be presented at the Company's 1997 annual meeting of stockholders. By that date any such proposal must be received by the Company in order to be included in the proxy statement relating to that meeting.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The Company's Amended and Restated Certificate of Incorporation ("Certificate of Incorporation") and the Amended and Restated Bylaws ("Bylaws") provide that directors are to be elected at the Annual Meeting to serve for a term of one year or until their respective successors are duly elected and qualified or until their respective death, resignation or removal. Vacancies on the Board may be filled by the affirmative vote of a majority of the directors then in office, unless the Board of Directors determines by resolution that any such vacancy shall be filled by the stockholders. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor is elected and qualified.

    The Board of Directors presently is composed of nine members, all of whom were previously elected by the stockholders. Directors Jesse Treu and Doug Reed currently serve as members of the Board and are not standing for re-election to the Board of Directors. The Certificate of Incorporation and Bylaws of the Company provide that the number of directors that shall constitute the whole Board of Directors shall be fixed exclusively by the Board of Directors. The Board has reduced the size of the Board from nine to seven members as permitted by the Company's Certificate of Incorporation and Bylaws effective immediatly following the 1996 Annual Meeting.

    Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board, may propose. Each person nominated for election has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unable to serve. If and when elected at the Annual Meeting, each of the nominees will be elected to serve until the 1997 annual meeting and until his successor is duly elected and qualified, or until such director's earlier death, resignation or removal.

    Set forth below, in alphabetical order, is biographical information for each person nominated to serve on the Company's Board of Directors.

NOMINEES FOR ELECTION (IN ALPHABETICAL ORDER)

SANTO J. COSTA, J.D.

    Mr. Costa, 51, has served as a director since January 1995. Mr. Costa has served as President, Chief Operating Officer and a director of Quintiles Transnational Corporation, a publicly held global contract research organization, since April 1994. From 1986 to 1993, he was employed by Glaxo, Inc. where he served as Senior Vice President, Administration and General Counsel and was a member of that company's Board of Directors. From 1977 to 1986 he was employed by Merrell Dow Pharmaceuticals (now Hoechst Marion Roussel) where he served as U.S. Area Counsel and from 1971 to 1977 as Food & Drug Counsel for Norwich/Eaton Pharmaceuticals. Mr. Costa received his B.S. in Pharmacy and his J.D. from St. John's University.

JAMES G. GRONINGER

    Mr. Groninger, 51, has served as a director since 1988 and as a member of the Audit and Compensation Committees since 1994. Mr. Groninger founded in January 1995 and is President of The Bay South Company, a Richmond, Virginia-based provider of financial advisory and investment banking services. From 1988 through 1994, he served as a Managing Director, Investment Banking Division, of PaineWebber Incorporated. Currently he serves on the Board of Directors of Designs, Inc., a specialty retailer, and Cygne Designs, Inc., a manufacturer of apparel. Mr. Groninger received a B.S. in Industrial Administration from Yale University and an M.B.A. from Harvard Business School.

HUNTER JACKSON, PH.D.

    Dr. Jackson, 45, has been Chief Executive Officer and Chairman of the Board since founding the Company in 1986. He was appointed to the additional position of President in January 1994. Prior to founding the Company, he was an Associate Professor in the Department of Anatomy at the University of Utah School of Medicine. Dr. Jackson received a B.A. in English from the University of Illinois and a Ph.D. in Psychobiology from Yale University. He received postdoctoral training in the Department of Neurosurgery, University of Virginia Medical School.

JAMES U. JENSEN, J.D.

    Mr. Jensen, 52, has been Vice President, Corporate Development and Legal Affairs since August 1991. He has been Secretary and a director of the Company since 1987. From 1986 to July 1991, he was a partner in the law firm of Woodbury, Jensen, Kesler & Swinton, P.C. (or its predecessor firm) concentrating on technology transfer and licensing and corporate finance. Currently, he also serves as counsel to Woodbury & Kesler, P.C. From July 1985 until October 1986, he served as chief financial officer of Cericor, a software company, and from 1983 to July 1985, as its outside general counsel. From 1980 to 1983, he served as General Counsel and Secretary of Dictaphone Corporation, a subsidiary of Pitney Bowes Inc. He serves as a director of Wasatch Funds, Inc., a registered investment company, and of Interwest Home Medical, Inc., a public home use medical equipment distributor. Mr. Jensen received a B.A. in English/Linguistics from the University of Utah and a J.D. and an M.B.A. from Columbia University.

DONALD E. KUHLA, PH.D.

    Dr. Kuhla, 54, has been a director of the Company since 1991. Since 1994, he has been Vice President of Plexus Ventures, Inc. ("Plexus"), a biotechnology investment and consulting firm. From 1990 to 1994, Dr. Kuhla held senior management positions with two venture capital backed, biotechnology start-up companies. His early career was spent in research and development and operations management positions with Pfizer Inc. and Rorer Group, Inc., his last position at Rorer being Senior Vice President of Operations. Dr. Kuhla received a B.A. in Chemistry from New York University and a Ph.D. in Organic Chemistry from Ohio State University.

THOMAS N. PARKS, PH.D.

    Dr. Parks, 45, has been a director of the Company since its founding in 1986. Dr. Parks also serves as a scientific consultant to NPS. He is currently the George and Lorna Winder Professor of Neuroscience and Chairman of the Department of Neurobiology and Anatomy at the University of Utah Medical School. In 1978, Dr. Parks joined the faculty at the University of Utah Medical School as an assistant professor. Dr. Parks received a B.S. in Biology from the University of California at Irvine and a Ph.D. in Psychobiology from Yale University. He was a postdoctoral fellow in Development Neurology at the University of Virginia Medical School.

TIMOTHY J. RINK, M.D., SC.D.

    Dr. Rink, 50, has been a director of the Company since 1991 and a member of the Compensation Committee since 1994. Dr. Rink also serves as a scientific consultant to the Company. Since February 1996, Dr. Rink has been Chairman, Chief Executive Officer and President of Aurora Biosciences Corporation, a biotechnology company focused on ultra high throughput drug screening. From 1990 through 1995 he was President, Chief Technical Officer and director of Amylin Pharmaceuticals, Inc., a biotechnology company. He is also a director of CoCensys, Inc., a publicly held biotechnology company. Dr. Rink is an adjunct Professor of Pharmacology at the University of California at San Diego and was a lecturer in physiology at the University of Cambridge, United Kingdom, from 1978 to 1984. From 1984 to 1990, he was Vice President of Research at SmithKline Beecham, plc. Dr. Rink received an M.D. and an Sc.D. from the University of Cambridge.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE

BOARD COMMITTEES AND MEETINGS

    The Board has a standing Audit Committee and a standing Compensation Committee. The Audit Committee's functions include: meeting with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial results for the year as reported in the Company's financial statements; recommending to the Board of Directors the independent auditors to be retained for the ensuing year; and receiving and considering the auditors' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. For 1995, the Audit Committee was composed of three non-employee directors, Mr. Groninger, Dr. Reed and Dr. Treu. For 1996, members of the Audit Committee are Mr. Groninger, Dr. Kuhla, and Dr. Treu who shall serve until conclusion of the Annual Meeting. The Audit Committee met once during the fiscal year ended December 31, 1995.

    The Compensation Committee's functions include: establishing, reviewing and overseeing salaries, incentive compensation and other forms of compensation paid to officers and employees of the Company; administering the Company's incentive compensation and benefit plans, including the 1994 Employee Stock Purchase Plan, the 1994 Equity Incentive Plan and the 1987 Stock Option Plan; and performing such other functions regarding compensation as the Board of Directors may delegate. For 1995, the Compensation Committee was composed of four non-employee directors, Mr. Groninger, Dr. Reed, Dr. Rink and Dr. Treu. For 1996, the members of the Compensation Committee are Mr. Groninger, Dr. Rink, Mr. Costa and Dr. Treu who shall serve until conclusion of the Annual Meeting. The Compensation Committee met once during the fiscal year ended December 31, 1995.

    The Board of Directors has no standing Nominating Committee or any committee performing the functions of such committee.

    During the fiscal year ended December 31, 1995, the Board of Directors held nine meetings. All Board members, except for Santo J. Costa, attended 75 percent or more of the aggregate of the meetings held by the Board and by the respective committees on which such Board member served during the period for which he was a director or committee member, respectively.

                                   PROPOSAL 2
         APPROVAL OF THE AMENDMENTS TO THE 1994 EQUITY INCENTIVE PLAN,
             THE 1994 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN AND
                     THE 1994 EMPLOYEE STOCK PURCHASE PLAN

    In May 1996, the Board approved an amendment, subject to stockholder approval, to the Company's 1994 Equity Incentive Plan (the "1994 Plan"), the 1994 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") and the 1994 Employee Stock Purchase Plan (the "Purchase Plan") to enhance the flexibility of the Board in granting stock awards and to ensure that adequate shares are available for option granting and issuance under each of the respective Plans. The amendment increases by 760,000 the number of shares authorized for issuance under the 1994 Plan from a total of 942,503 shares to 1,702,503 shares; by 70,000 the number of shares authorized for issuance under the Directors' Plan from a total of 90,000 shares to 160,000 shares; and by 70,000 the number of shares authorized for issuance under the Purchase Plan from a total of 90,000 shares to 160,000 shares.

    Stockholders are requested in this Proposal 2 to approve the amendment to the 1994 Plan, the Directors' Plan and the Purchase Plan. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting will be required to approve the amendment. The amendment of the respective Plans shall be voted on as one proposal.

    SUMMARIES OF THE PRINCIPAL FEATURES OF EACH OF THE PLANS ARE PROVIDED BELOW, BUT ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE FULL TEXT OF EACH OF THE PLANS THAT WERE FILED ELECTRONICALLY WITH THIS PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION, SUCH TEXT IS NOT INCLUDED IN THE PRINTED VERSION OF THIS PROXY.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2

1994 EQUITY INCENTIVE PLAN

GENERAL

    In January 1994, the Board of Directors adopted, and the stockholders subsequently approved, the Company's 1994 Equity Incentive Plan (the "1994 Plan"). There were 442,503 shares of the Company's Common Stock originally authorized for issuance under the 1994 Plan. At the Company's Annual Stockholders Meeting, held May 31, 1995, the Stockholders approved an amendment to the 1994 Plan increasing the number of shares of Common Stock authorized for issuance under the Plan to 942,503 shares.

    As of March 31, 1996, stock awards (incentive stock options and other awards) covering an aggregate of 642,600 shares of the Company's Common Stock (net of canceled or expired awards) had been granted under the 1994 Plan, and only 299,903 shares (plus any shares that might in the future be returned to the 1994 Plan as a result of cancellations or expiration of awards) remained available for future grant under the 1994 Plan. During 1995, under the 1994 Plan, the Company granted to all current executive officers as a group awards to receive 145,000 shares at an average exercise price of $8.25 per share, and to all employees (excluding executive officers) as a group awards to receive 208,000 shares at an average exercise price of $6.90 per share. No award was granted to any person in the group of all current directors who are not officers.

    The 1994 Plan provides for the grant or issuance of incentive stock options ("ISOs") to employees (including executive officers) and nonstatutory stock options ("NSOs"), restricted stock purchase awards, stock bonuses, reload options, and stock appreciation rights to consultants, employees, officers and directors. ISOs granted under the 1994 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). NSOs granted under the 1994 Plan are intended not to qualify as ISOs under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of the various awards included in the 1994 Plan.

PURPOSE

    The 1994 Plan was adopted to provide a means by which selected officers, employees, directors and consultants to the Company and its affiliates could be given an opportunity to receive stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company.

ADMINISTRATION

    The 1994 Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the 1994 Plan and, subject to the provisions of the 1994 Plan, to determine the persons to whom and the dates on which awards will be granted, what type of awards will be granted, the number of shares to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the awards. The Board of Directors is authorized to delegate administration of the 1994 Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the 1994 Plan to the Compensation Committee of the Board. As used herein with respect to the 1994 Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself.

ELIGIBILITY

    ISOs and stock appreciation rights appurtenant thereto may be granted under the 1994 Plan only to employees (including officers) of the Company and its affiliates. Consultants and directors are eligible to receive awards other than ISOs and stock appreciation rights appurtenant thereto under the 1994 Plan.

    No option may be granted under the 1994 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10 percent of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110 percent of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. For ISOs granted under the 1994 Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such ISOs are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

STOCK SUBJECT TO THE 1994 PLAN

    If awards granted under the 1994 Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such awards again becomes available for issuance under the 1994 Plan.

TERMS OF OPTIONS

    The following is a description of the permissible terms of options under the 1994 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

    EXERCISE PRICE; PAYMENT. The exercise price of ISOs under the 1994 Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110 percent of such fair market value. The exercise price of NSOs under the 1994 Plan shall be the price established by the Board.

    The Board has the authority to offer holders of options the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. The Board also has the authority to include as part of an option agreement a provision entitling the optionee to a further option in the event that the optionee exercises his or her option by surrendering other shares of Common Stock as payment of the exercise price.

    The exercise price of options granted under the 1994 Plan must be paid either: (a) in cash at the time the option is exercised; or (b) at the discretion of the Board, (i) by delivery of other Common Stock of the Company,
(ii) pursuant to a deferred payment arrangement or (c) in any other form of legal consideration acceptable to the Board.

    OPTION EXERCISE. Options granted under the 1994 Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by currently outstanding options under the 1994 Plan typically become exercisable at the rate of 28 percent of the shares subject to the option 1 year after the date of grant and 3 percent of the shares become exercisable each month thereafter. Shares covered by options granted in the future under the 1994 Plan may be subject to different vesting terms. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company or by a combination of these means.

    TERM. The maximum term of options under the 1994 Plan is ten years, except that in certain cases (see "Eligibility") the maximum term is five years. ISOs under the 1994 Plan terminate 3 months after the optionee ceases to be employed by the Company or any affiliate of the Company, unless (a) the termination of employment is due to such person's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time within 1 year of such termination; (b) the optionee dies while employed by the Company or any affiliate of the Company, or within 3 months after termination of such employment, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionee's death) within 18 months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

    PURCHASE PRICE; PAYMENT. The purchase price under each stock purchase agreement will be determined by the Board. The purchase price of stock pursuant to a stock purchase agreement must be paid either: (i) in cash at the time of the purchase; (ii) at the discretion of the Board, according to a deferred payment or other arrangement with the person to whom the Common Stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion. Eligible participants may be awarded stock pursuant to a stock bonus agreement in consideration of past services actually rendered to the Company or for its benefit.

    REPURCHASE. Shares of the Common Stock sold or awarded under the 1994 Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule determined by the Board. In the event a person ceases to be an employee or ceases to serve as a director of or consultant to the Company or an affiliate of the Company, the Company may repurchase or otherwise reacquire any or all of the shares of the Common Stock held by that person that have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

TERMS OF STOCK APPRECIATION RIGHTS

    The Board may grant stock appreciation rights to employees or directors of, or consultants to, the Company or its affiliates. However, stock appreciation rights appurtenant to ISOs may be granted to employees only. The 1994 Plan authorizes three types of stock appreciation rights.

    TANDEM STOCK APPRECIATION RIGHTS. Tandem stock appreciation rights are tied to an underlying option and require the holder to elect whether to exercise the underlying option or to surrender the option for an appreciation distribution equal to the market price of the vested shares purchasable under the surrendered option less the aggregate exercise price payable for such shares. Appreciation distributions payable under exercise of tandem stock appreciation rights must be made in cash.

    CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent stock appreciation rights are tied to an underlying option and are exercised automatically at the same time the underlying option is exercised. The holder receives an appreciation distribution equal to the market price of the vested shares purchased under the option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of concurrent stock appreciation rights must be made in cash.

    INDEPENDENT STOCK APPRECIATION RIGHTS. Independent stock appreciation rights are granted independently of any option and entitle the holder to receive upon exercise an appreciation distribution equal to the market price of a number of shares equal to the number of share equivalents to which the holder is vested under the independent stock appreciation right less than fair market value of such number of shares of stock on the date of grant of the independent stock appreciation rights. Appreciation distributions payable upon exercise of independent stock appreciation rights may, at the Board's discretion, be made in cash, in shares of the Common Stock or a combination thereof.

ADJUSTMENT PROVISIONS

    If there is any change in the stock subject to the 1994 Plan or subject to any award granted under the 1994 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the 1994 Plan and awards outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such 1994 Plan and the class, number of shares and price per share of stock subject to such outstanding awards.

EFFECT OF CERTAIN CORPORATE EVENTS

    The 1994 Plan provides that, in the event of a dissolution or liquidation of the Company, specified type of merger or other corporate reorganization, at the discretion of the Board and to the extent permitted by law, any surviving corporation will be required to either assume awards outstanding under the 1994 Plan or substitute similar awards for those outstanding under such plan, or such outstanding awards will continue in full force and effect, or the time during which such awards become vested or be exercised will be accelerated and the awards terminated if not exercised during such time. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

    The Board may suspend or terminate the 1994 Plan without stockholder approval or ratification at any time. Unless sooner terminated, the 1994 Plan will terminate in January 2004.

    The Board may amend the 1994 Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within twelve months before or after its adoption by the Board if the amendment would (a) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 ("Rule 16b-3") of the Securities Act of 1934, as amended (the "Exchange Act")); (b) increase the number of shares reserved for issuance upon exercise of options; or
(c) change any other provision of the plan in any way if such modification requires stockholder approval in order to comply with Rule 16b-3 or satisfy the requirements of Section 422 of the Code. The Board may submit any other amendment to the 1994 Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

RESTRICTIONS ON TRANSFER

    Under the 1994 Plan, an ISO may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution and, during the lifetime of an optionee, an option may be exercised only by the optionee. An NSO or an independent stock appreciation right may not be transferred except by will or by the laws of descent and distribution or pursuant to a "qualified domestic relations order." No rights under a stock bonus or restricted stock purchase agreement are transferable except where required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement. A tandem stock appreciation right or concurrent stock appreciation right may be transferred only by the method(s) applicable to the underlying option. In addition, any shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer which the Board deems appropriate.

FEDERAL INCOME TAX INFORMATION

    INCENTIVE STOCK OPTIONS. ISOs under the 1994 Plan are intended to extend to the optionee the favorable federal income tax treatment accorded ISOs under the Code.

    There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an ISO. However, the exercise of an ISO may increase the optionee's alternative minimum tax liability, if any.

    If an optionee holds stock acquired through exercise of an ISO for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. Capital gains currently are generally subject to lower tax rates than ordinary income. The maximum long-term capital gains rate for federal income tax purposes is currently 28 percent while the maximum ordinary income rate is effectively 39.6 percent at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

    To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

    NONSTATUTORY STOCK OPTIONS. NSOs granted under the 1994 Plan generally have the following federal income tax consequences:

    There are no tax consequences to the optionee or the Company by reason of the grant of a NSO. Upon exercise of an NSO, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

    RESTRICTED STOCK  AND STOCK  BONUSES.   Restricted stock  and stock  bonuses
granted under the 1994 Plan generally have the following federal income tax consequences:

    Upon acquisition of stock under a restricted stock or stock bonus award, the recipient normally will recognize taxable ordinary income equal to the excess of the stock's fair market value over the purchase price, if any. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed on receipt of the stock. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year from the date ordinary income is measured. Slightly different rules may apply to persons who acquire stock subject to forfeiture under Section 16(b) of the Exchange Act.

    STOCK APPRECIATION RIGHTS. No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the recipient.

    POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add Section 162(m) which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to awards under the 1994 Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

    Certain kinds of compensation including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with proposed Treasury regulations issued under Section 162(m) of the Code, compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation, provided that: (i) the stock award plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights may be granted during a specified period; (ii) the per-employee limitation is approved by the stockholders; (iii) the award is granted by a compensation committee comprised solely of "outside directors"; and (iv) the exercise price of the award is no less than the fair market value of the stock on the date of the grant. Restricted stock and stock bonuses qualify as performance-based compensation under these proposed Treasury regulations only if: (i) the award is granted by a compensation committee comprised solely of "outside directors"; (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain; (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied; and (iv) prior to granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award), the business criteria on which the performance goal is based, and the maximum amount (or formula used to calculate the amount) payable upon attainment of the performance goal.

1994 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

    In January 1994, the Board adopted, and the stockholders subsequently approved, the 1994 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). There were a total of 90,000 shares of Common Stock has been reserved for issuance under the Directors' Plan. As of March 31, 1996, options to purchase a total of 54,000 shares of Common Stock had been granted to Non-Employee Directors under the Directors' Plan at exercise prices from $3.00 to $8.25 per share, and a weighted average exercise price of $5.04 per share. As of that date, no options had been exercised under the Directors' Plan.

    Under the Directors' Plan, non-employee directors of the Company are eligible to receive options. Options granted under the Directors' Plan are non-discretionary and do not qualify as Incentive Stock Options ("ISOs") under the Internal Revenue Code of 1986, as amended (the "Code"). Pursuant to the terms of the Directors' Plan, each person who is elected for the first time to be a director of the Company and who is not otherwise employed by the Company or an affiliate of the Company (a "Non-

Employee Director") will automatically be granted an option to purchase 15,000 shares of Common Stock (subject to adjustment as provided in the Directors'
Plan) upon the date of his or her election to the Board. On December 1 of each year, beginning in 1994, each person who is then a Non-Employee Director and has been a Non-Employee Director for at least three months will automatically be granted an option to purchase 3,000 shares of Common Stock (subject to adjustment as provided in the Directors' Plan) pursuant to the Directors' Plan.

    No option granted under the Directors' Plan may be exercised after the expiration of ten years from the date such option was granted. Options granted under the Directors' Plan vest at a rate of 28% of the shares subject to the option one year after date of grant and 3% of the shares become exercisable each month thereafter, provided that the optionee has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director. If the optionee's service as a Non-Employee Director terminates for any reason other than death, the option will remain exercisable for 12 months after the date of termination, or until the option's expiration date, if earlier. If the optionee dies, the option will remain exercisable for 18 months following the date of death or until the expiration date of the option, whichever is earlier. The exercise price of options granted under the Directors' Plan is 100% of the fair market value of the Common Stock on the date of grant. Options granted under the Directors' Plan are generally non-transferable. Unless otherwise terminated by the Board, the Directors' Plan automatically terminates in January 2004.

    Prior to the adoption of the Directors' Plan, the Company granted options to directors under the 1987 Stock Option Plan.

1994 EMPLOYEE STOCK PURCHASE PLAN

    In January 1994, the Board adopted the Employee Stock Purchase Plan (the "Purchase Plan"), which was subsequently approved by the stockholders in February 1994. As of March 31, 1996, a total of 51,362 shares of Common Stock had been purchased under the Purchase Plan at prices from $2.76 to $5.42 per Share with a weighted average price of $3.20 per share. During 1995, under the Purchase Plan, executive officers as a group purchased 532 shares at an average purchase price of $2.76 per share and all employees (excluding executive officers) as a group purchased 39,239 shares at an average exercise price of $2.76 per share.

    The Purchase Plan provides a means by which employees may purchase Common Stock of the Company through payroll deductions. The Purchase Plan is implemented by offerings of rights to eligible employees. Generally, each offering is of 24 months' duration with purchases occurring every six months. Common Stock is purchased for accounts of employees participating in the Purchase Plan at a price per share equal to the lower of (i) 85% of the fair market value of a share of Common Stock on the date of commencement of participation in the offering, or (ii) 85% of the fair market value of a share of Common Stock on the date of purchase. Generally, all employees, including executive officers, who work at least 20 hours per week and are customarily employed by the Company or an affiliate of the Company for at least five months per calendar year may participate in the Purchase Plan and may authorize payroll deductions of up to 15% of their base compensation for the purchase of Common Stock under the Purchase Plan. A total of 90,000 shares of Common Stock has been reserved for issuance under the Purchase Plan. The Purchase Plan will terminate in January 2004.

                                   PROPOSAL 3
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors has selected KPMG Peat Marwick LLP ("KPMG") as the Company's independent auditors for the fiscal year ending December 31, 1996, and has further directed that management submit the selection of independent public auditors for ratification by the stockholders at the Annual Meeting. KPMG has audited the Company's financial statements since the Company's inception in 1986. Representatives of KPMG are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

    Stockholder ratification of the selection of KPMG as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time if the Board determines that such a change would be in the best interests of the Company and its Stockholders.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the ownership of the Company's Common Stock as of March 31, 1996 by: (i) all those known by the Company to be beneficial owners of more than 5 percent of the Company's Common Stock; (ii) each director and nominee for director; (iii) each of the executive officers named in the Summary Compensation Table; and (iv) all executive officers and directors of the Company as a group.

                                                                                 AMOUNT OF
                                                                                BENEFICIAL    PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER (1)                                       OWNERSHIP (2)   TOTAL (2)
- -----------------------------------------------------------------------------  -------------  -----------
S. R. One, Limited (3) ......................................................     1,797,091        21.95
  Bay Colony Executive Park
  565 East Swedesford Road, Suite 315
  Wayne, PA 08542
Amgen Inc. ..................................................................     1,000,000        12.21
  1840 DeHavilland Drive
  Thousand Oaks, CA 91320-1789
State of Wisconsin Investment Board .........................................       645,000         7.88
  P.O. Box 7842
  Madison, WI 53707
Biotechnology Investments Limited (4) .......................................       635,938         7.77
  P.O. Box 58
  St. Julian's Court
  St. Peter Port, Guernsey, Channel Islands
Domain Partners II, L.P. (5) ................................................       575,938         7.03
  One Palmer Square
  Princeton, NJ 08542
Doug Reed, M.D. (6)..........................................................     1,798,891        21.97
Jesse I. Treu, Ph.D. (7).....................................................       584,798         7.14
Hunter Jackson, Ph.D. (8)....................................................       509,528         6.22
Thomas N. Parks, Ph.D. (9)...................................................       355,090         4.34
James G. Groninger (10)......................................................       171,852         2.10
Edward F. Nemeth, Ph.D. (11).................................................       121,856         1.49
James U. Jensen, J.D. (12)...................................................       111,369         1.36
Robert K. Merrell (13).......................................................        67,807        *
Thomas B. Marriott (14)......................................................        51,138        *
Donald E. Kuhla, Ph.D. (15)..................................................        36,840        *
Timothy J. Rink, M.D., Sc.D. (16)............................................        36,640        *
Santo J. Costa, J.D. (17)....................................................         7,650        *
All directors and executive officers (12 persons)
  as a group (18)............................................................     3,853,459        44.75

- ------------------------
 * Less than 1 percent.

 (1) Except as set forth herein, the address of the persons set forth above is the address of the Company appearing elsewhere in this Proxy Statement.

 (2) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "Commission"). Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnotes and subject to community property laws, where applicable, the persons named above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Beneficial ownership also includes shares of stock subject to options and warrants exercisable or convertible within 60 days.

 (3) Includes 5,790 shares subject to options exercisable within 60 days of March 31, 1996 by Dr. Reed. On March 31, 1996, Dr. Reed was a Vice President of S.R. One. Upon exercise, such shares will be transferred to and held by S.R. One. On March 31, 1996, Dr. Reed shared voting and investment power with the other officers of S.R. One. Those officers are: Peter A. Sears, President, Brenda D. Gavin, Vice President, Donald F. Parman, Vice President and Secretary, and William J. Shulby, Treasurer. Dr. Reed disclaims beneficial ownership of the shares held by S.R. One, except to the extent of his pro rata interest therein. On April 15, 1996, Dr. Reed became a full-time employee and Vice President, Business Development, of the Company. As of that date, he is no longer affiliated with S.R. One. See footnote (6).

 (4) Excludes 2,790 shares subject to options exercisable within 60 days of March 31, 1996 by Dr. Treu, a general partner of Domain Associates, which is the United States venture capital advisor to BIL pursuant to a contractual arrangement. Domain Associates has no voting or investment power over shares owned by BIL. BIL disclaims beneficial ownership of the shares issuable to Dr. Treu upon exercise of options. BIL is a publicly held, Guernsey, Channel Islands corporation whose shares are traded on the London Stock Exchange. The directors of BIL who share voting and investment power with respect to the shares held by BIL are as follows: Lord Armstrong of Ilminster, GCB, CVO (Chairman); Dr. John Bradfield, CBE (Deputy Chairman); Simon Chandler, FCA; William Lane, QC; Air Chief Marshal Sir Peter Le Cheminant, GBE, KCB, DFC; Alan Le Page, FCIB; Geoffrey Robinson, ASCA; and Robert Sinclair, FCA. See footnotes (6) and (9).

 (5) Excludes (i) 2,790 shares subject to options exercisable within 60 days of March 31, 1996 by Dr. Treu, a general partner of One Palmer Square Associates II, L.P. ("Palmer Square II"), which is the general partner of Domain Partners II, L.P. ("Domain II") and (ii) 1,250 shares beneficially owned by Palmer Square II. Domain II disclaims beneficial ownership of the shares issuable to Dr. Treu upon exercise of options and of the shares held by Palmer Square II. Dr. Treu shares voting and investment power with the other general partners of Palmer Square II, James C. Blair, Richard S. Schneider and Brian H. Dovey, with respect to the shares held by Domain II. See footnotes (4) and (8).

 (6) Includes 1,791,301 shares beneficially owned by S.R. One. On March 31, 1996. Dr. Reed was a Vice President of S.R. One. Also includes 5,790 shares subject to options exercisable within 60 days of March 31, 1996. Upon exercise, such shares will be transferred to, and be held by, S.R. One. On March 31, 1996, Dr. Reed shared voting and investment power with the other officers of S.R. One. Dr. Reed disclaims beneficial ownership of the shares held by S.R. One. On April 15, 1996, Dr. Reed became a full-time employee and Vice President, Business Development, of the Company. As of that date, he is no longer affiliated with S.R. One. See footnote (3).

 (7) Includes 575,938 shares beneficially owned by Domain II and 1,250 shares beneficially owned by Palmer Square II. Dr. Treu is a general partner of Palmer Square II, which is the general partner of Domain II. See footnote
    (5) above. Does not include the shares beneficially owned by BIL. Dr. Treu is a general partner of Domain Associates, which is the United States venture capital advisor to BIL pursuant to a contractual arrangement. Domain Associates has no voting or investment power over the shares owned by BIL. See footnote (4) above. Also includes 2,790 shares subject to options exercisable within 60 days of March 31, 1996. Dr. Treu's address is the address of Domain II above.

 (8) Includes 75,000 shares held in a trust and 2 shares held by Dr. Jackson's children, of which he disclaims beneficial ownership. Also includes 106,350 shares subject to options exercisable within 60 days of March 31, 1996.

 (9) Includes 5,790 shares subject to options exercisable within 60 days of March 31, 1996.

(10) Includes 63,450 shares held by Mr. Groninger's children, of which he disclaims beneficial ownership. Also includes 16,290 shares subject to options exercisable within 60 days of March 31, 1996.

(11) Includes 87,900 shares subject to options exercisable within 60 days of March 31, 1996.

(12) Includes 31,250 shares held by a trust. Also includes 30,950 shares subject to options exercisable within 60 days of March 31, 1996.

(13) Includes 64,307 shares subject to options exercisable within 60 days of March 31, 1996.

(14) Includes 41,297 shares subject to options exercisable within 60 days of March 31, 1996.

(15) Includes 20,040 shares subject to options exercisable within 60 days of March 31, 1996.

(16) Includes 35,040 shares subject to options exercisable within 60 days of March 31, 1996.

(17) Includes 6,450 shares subject to options exercisable within 60 days of March 31, 1996.

(18) Includes an aggregate of 422,994 shares subject to options exercisable within 60 days of March 31, 1996. See footnotes (6) through (17) above.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's directors and executive officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10 percent stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1995, the Company is in compliance with all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

    The Company's directors do not currently receive any cash compensation for service on the Board or any Committee thereof. Directors may be reimbursed for certain expenses in connection with attendance at Board and Committee meetings. Directors are eligible to receive stock options and stock bonuses under the stock plans described below.

DIRECTORS' PLAN

    As of December 31, 1995, options to purchase a total of 54,000 shares of Common Stock had been granted under the Directors' Plan at exercise prices from $3.00 to $8.25 per share, and a weighted average exercise price of $5.04 per share. As of that date, no options had been exercised under the Directors' Plan. Prior to the adoption of the Directors' Plan, the Company granted options to directors under the 1987 Stock Option Plan. For a discussion of the terms and provisions of the Directors' Plan, see Proposal 2 above.

    In December 1994, the Board adopted the Non-Employee Directors' Stock Bonus Program under the 1994 Equity Incentive Plan (the "Stock Bonus Program"). Under the Stock Bonus Program, Non-Employee Directors are eligible to receive grants of shares of Common Stock for attendance at Board and Committee meetings. The Stock Bonus Program provides each Non-Employee Director of the Company with a non-discretionary award of 200 shares of Common Stock for each Board and/or

Committee meeting attended by such Non-Employee Director. In January 1996, the Company awarded a total of 12,400 shares to Non-Employee Directors under the Stock Bonus Program for meetings attended in 1995.

    The right to receive stock awards under the Stock Bonus Program is generally non-transferable. The stock awards are made at the end of each calendar year. Non-Employee Directors entitled to stock bonus awards shall not possess any rights of a stockholder of the Company until such shares are delivered to the Non-Employee Director. Unless otherwise terminated by the Board, the Stock Bonus Program terminates in January 2004.

COMPENSATION OF EXECUTIVE OFFICERS

    The following table shows for the fiscal years ended December 31, 1995, December 31, 1994 and December 31, 1993, certain compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and its other four most highly compensated executive officers (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                      CASH COMPENSATION            LONG-TERM
                                                                                              COMPENSATION AWARDS
                                                                     --------------------  -------------------------
NAME AND PRINCIPAL POSITION                                            YEAR     SALARY ($) STOCK OPTIONS GRANTED (#)
- -------------------------------------------------------------------  ---------  ---------  -------------------------
Hunter Jackson, Ph.D.  ............................................       1995    189,033             45,000
  Chief Executive Officer, President and                                  1994    180,000             45,000
  Chairman of the Board                                                   1993    145,511             75,000

James U. Jensen, J.D.  ............................................       1995    147,072             25,000
  Vice President, Corporate Development                                   1994    140,000             15,000
  and Legal Affairs and Secretary                                         1993    125,000             18,000

Thomas B. Marriott, Ph.D.  ........................................       1995    157,629             25,000
  Vice President, Development Research                                    1994    150,000             30,000
                                                                          1993     86,923             63,000

Robert K. Merrell .................................................       1995    110,422             20,000
  Vice President, Finance, Chief Financial                                1994    105,000             15,000
  Officer and Treasurer                                                   1993     93,000             15,000

Edward F. Nemeth, Ph.D. ...........................................       1995    136,603             30,000
  Vice President, Research                                                1994    130,000             30,000
                                                                          1993     98,000             45,000

    The following table sets forth each grant of options to purchase Common Stock made during the year ended December 31, 1995 to each of the Named Executive Officers. Grants of options to each of the Named Executive Officers were made under the 1994 Plan. For a discussion of the terms and provisions of the 1994 Plan, see Proposal 2 above.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                             POTENTIAL REALIZABLE
                                                                                           VALUE AT ASSUMED ANNUAL
                                   NUMBER OF                                                 RATES OF STOCK PRICE
                                   SECURITIES      % OF TOTAL     EXERCISE OR              APPRECIATION FOR OPTION
                                   UNDERLYING    OPTIONS GRANTED  BASE PRICE                     TERM ($)(4)
                                    OPTIONS      TO EMPLOYEES IN   PER SHARE   EXPIRATION  ------------------------
NAME                             GRANTED (#)(1)  FISCAL YEAR (2)    ($/SH)      DATE (3)       5%           10%
- -------------------------------  --------------  ---------------  -----------  ----------  -----------  -----------
Hunter Jackson.................        45,000          12.03%      $    8.25     12/14/05  $   233,477  $   591,677
James U. Jensen................        25,000           6.68            8.25     12/14/05      129,710      328,709
Thomas B. Marriott.............        25,000           6.68            8.25     12/14/05      129,710      328,709
Robert K. Merrell..............        20,000           5.35            8.25     12/14/05      103,768      262,968
Edward F. Nemeth...............        30,000           8.02            8.25     12/14/05      155,651      394,451

- ------------------------
(1) Options granted under the 1994 Plan become exercisable at the rate of 28% of the shares subject to the option one year after the date of grant and 3% of the shares subject to the option each month thereafter.

(2) Based on an aggregate of 374,000 options granted under the 1994 Plan to employees of the Company, including the Named Executive Officers.

(3) These options have a 10-year term, subject to earlier termination upon death, disability or termination of employment.

(4) The potential realizable value is calculated based on the term of the option at its time of grant (10 years). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. No gain to the optionee is possible unless the stock price increases over the option term, which will benefit all stockholders.

    The following table sets forth information with respect to (i) the exercise of stock options by the Named Executive Officers during the fiscal year ended December 31, 1995; (ii) the number of unexercised options held by the Named Executive Officers as of December 31, 1995; and (iii) the value as of December 31, 1995 of unexercised in-the-money options.

               OPTION EXERCISES IN 1995 AND YEAR-END VALUE TABLE

                                                                NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                               UNDERLYING UNEXERCISED         IN-THE-MONEY
                                                    VALUE            OPTIONS (#)             OPTIONS ($)(2)
                               SHARES ACQUIRED    REALIZED     -----------------------  ------------------------
NAME                           ON EXERCISE (#)     ($)(1)      EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
- -----------------------------  ---------------  -------------  -----------------------  ------------------------
Hunter Jackson...............        67,800      $   494,478       107,600/102,400        $1,681,850/1,247,950
James U. Jensen..............        64,400          157,477        28,700/41,800           449,225/470,400
Thomas B. Marriott...........         3,000           16,155        47,400/67,600           748,470/871,950
Robert K. Merrell............        18,643          113,758        69,057/35,800          1,119,779/410,510
Edward F. Nemeth.............        30,000           88,650        83,400/66,600          1,320,150/806,550

- ------------------------
(1) Value realized is based on the fair market value of the Company's Common Stock on the date of exercise (the closing sales price reported on the Nasdaq National Market on such date) minus the exercise price, and does not necessarily indicate that the optionee sold such stock.

(2) Represents the difference between the option exercise price and the closing price of the Company's Common Stock as reported on the Nasdaq National Market on December 31, 1995 ($17.25) times the corresponding number of shares.

                             EMPLOYMENT AGREEMENTS

    The Company has no employment agreements with any of its executive officers.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Dr. Kuhla, a director of the Company, is a Vice President of Plexus, a consulting firm, which assisted the Company with its effort to establish a collaboration for Norcalcin-TM- in Europe. See "Compensation Committee Interlocks and Insider Participation."

    James U. Jensen is currently "of counsel" to the law firm of Woodbury & Kesler, P.C. which provided legal services to the Company during the last fiscal year. The dollar amount of fees paid to that law firm did not exceed five percent of the law firm's gross revenues for its last full fiscal year.

    S.R. One, an affiliate of SmithKline Beecham Corporation, is a stockholder of the Company and has entered into various stockholder agreements with the Company. See "Compensation Committee Interlocks and Insider Participation."

    In May 1994, BIL and Domain Partners II, L.P. purchased 50,000 and 180,000 shares of Common Stock, respectively. Dr. Treu, a director of the Company since 1992, is a general partner of Domain Associates which is the U.S. venture capital advisor to BIL pursuant to a contractual arrangement. Dr. Treu is a general partner of One Palmer Square Associates II, L.P., which is the general partner of Domain Partners II, L.P.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Mr. Groninger, Dr. Reed, Dr. Rink and Dr. Treu served on the Compensation Committee for fiscal year 1995. No officer or employee of the Company sits on the Compensation Committee. No member of the Compensation Committee has at any time been an officer or employee of the Company.

    Dr. Treu, a director of the Company since 1992, is a general partner of Domain Associates, which is the United States venture capital advisor to Biotechnology Investments Limited ("BIL") pursuant to a contractual arrangement, and a general partner of One Palmer Square Associates II, L.P., which is the general partner of Domain Partners II, L.P. In the Company's initial public offering in May 1994, Domain Partners II, L.P. and BIL purchased 180,000 and 50,000 shares of Common Stock respectively.

    Dr. Reed, a director of the Company since 1992, was, during 1995, a Vice President of S.R. One. In November 1993, the Company entered into a three-year collaborative research and license agreement with SmithKline Beecham Corporation ("SmithKline Beecham") to collaborate on the discovery, development and marketing of drugs to treat osteoporosis and other bone metabolism disorders (the "SmithKline Beecham Agreement"). In 1992, S.R. One, an affiliate of SmithKline Beecham, purchased $2.0 million of the Company's Preferred Stock. In November 1993, at the time NPS entered into the SmithKline Agreement, S.R. One purchased an additional $7.0 million of Preferred Stock, and it acquired
$495,000 of Common Stock (90,000 shares) in the Company's initial public offering. The 869,049 shares of Preferred Stock purchased by S.R. One converted into 1,701,301 shares of Common Stock upon the closing of the Company's initial public offering in May 1994. SmithKline Beecham has paid license fees of $6.0 million to the Company under the SmithKline Agreement and may be required to make additional payments upon the occurrence of certain milestones (of which $3.0 million was paid to NPS in January 1996). In addition, SmithKline Beecham is scheduled to fund all clinical development under the SmithKline Agreement, has dedicated a scientific team to the program, and since July 1, 1995 has supported the Company's research efforts in osteoporosis and will continue to do so through the scheduled expiration of the research term in October 1996, if not previously terminated. SmithKline Beecham is required to pay NPS royalties on sales of any products for treating osteoporosis and other bone metabolism disorders developed under the SmithKline Agreement.

    Dr. Kuhla, a director of the Company since 1991, is Vice President of Plexus. The Company had a consulting agreement with Plexus through December 31, 1995, whereunder Plexus assisted the Company with its effort to establish a collaboration for the treatment of hyperparathyroidism in Europe using Company technology. During the years ended December 31, 1994 and 1995, the Company paid fees to Plexus totaling $34,000 and $84,500, respectively. Plexus will earn an additional fee as payments are received from Amgen. Under the agreement the maximum additional fee is $500,000, but the Company and Plexus have agreed to negotiate in good faith for an increase in the maximum because of the non-European territory licensed to Amgen, of this amount, $400,000 was paid to Plexus in April 1996.

    Mr. Groninger is a brother-in-law of Dr. Jackson, the Company's Chief Executive Officer, President and Chairman of the Board.

                    REPORT OF THE COMPENSATION COMMITTEE(1)

    The Company's executive compensation policies and programs seek to achieve two fundamental goals: (i) to increase stockholder value by linking a portion of executive officer compensation to the Company's progress toward its long term goal of commercializing pharmaceutical products, and (ii) to reward executive officers with pay incentives adequate to retain them in the future in the face of considerable competition for executive talent within the pharmaceutical technology industry.

    To ensure clear and centralized focus on all aspects of executive compensation, the Compensation Committee was formed by the Board of Directors in January 1994. For 1995, the Compensation Committee was composed of Mr.
Groninger, Dr. Reed, Dr. Rink and Dr. Treu. The Compensation Committee is authorized by the Board of Directors, among other things, to establish and review annually the general compensation policies applicable to the Company's executive officers generally (including the relationship of Company performance to executive compensation) and the bases for the Chief Executive Officer's compensation in particular. In addition, the Compensation Committee is also authorized to review and approve the level of compensation paid to the Chief Executive Officer and the Company's other executive officers during each fiscal year. Finally, the Compensation Committee administers the Company's incentive compensation and benefit plans, including the 1994 Employee Stock Purchase Plan, the 1994 Equity Incentive Plan and the 1987 Stock Option Plan.

    Compensation for each of the Company's executive officers consists of a base salary and long-term incentive compensation in the form of stock option grants. The Compensation Committee evaluated the performance and sets the base salary payable to the Chief Executive Officer and the Company's other executive officers for the 1995 fiscal year and determined the appropriate number of stock options granted during the 1995 fiscal year. In general, the performance factors utilized by the Compensation Committee to evaluate the grant of stock options to Company executive officers during the 1995 fiscal year were subjective and include, but were not limited to, the following: progress in clinical trials, regulatory matters and capitalization of the Company; the planning of appropriate collaborative arrangements with pharmaceutical and biotechnology companies; the securing of working capital; the officer's overall individual performance in his or her position and relative contribution during the year; and the Board of Directors' desire to retain the executive officer in face of considerable competition for executive talent within the industry. The Compensation Committee has reviewed outside surveys of executive officer compensation and benefits in the biopharmaceutical industry. The base salaries and long-term incentive compensation in the form of stock options were set in the low to mid-range of the surveys reviewed. The Compensation Committee may modify the foregoing criteria or select other performance factors with respect to other executive bonus awards during a given fiscal year.

    Based on its evaluation of these factors, the Compensation Committee believes that the Company's executive officers are committed to achieving positive long-term performance and enhanced stockholder value, and that the compensation policies and programs discussed in this report have motivated the Company's executive officers to work toward these goals.

    In order to determine the appropriate salary increase and stock option grant for the Chief Executive Officer, the Compensation Committee considered specifically the following factors: Dr. Jackson's leading role in the signing of a Collaborative Research and License Agreement with Kirin Brewery Company and a Binding Letter of Intent with Amgen Inc., each related to the Company's hyperparathyroidism program; managing the Company's relationships with key strategic partners including SmithKline Beecham, and the Company's progress in research and development in

- ------------------------
(1) The material in this report is not "soliciting material, " is not deemed filed with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

collaboration with that strategic partner; Dr. Jackson's continued management responsibilities as President and Chief Executive Officer of a public company with over 70 employees; and Dr. Jackson's overall performance as President and Chief Executive Officer.

    No member of the Compensation Committee during the fiscal year 1995 was a former or current officer or employee of the Company. No member of the Compensation Committee during fiscal year 1996 is a former or current officer or employee of the Company.

    POLICY REGARDING DEDUCTIBILITY. The Company is required to disclose its policy regarding qualifying executive compensation for deductibility under
Section 162(m) of the Code which provides that, for purposes of the regular income tax and the alternative minimum tax, the otherwise allowable deduction for compensation paid or accrued with respect to a covered employee of a publicly-held corporation is limited to no more than $1 million per year. The Company does not anticipate that compensation payable to any executive officer will exceed $1 million for fiscal 1996. The Committee will continue to evaluate the advisability of qualifying the deductibility of such compensation in the future.

                                          Compensation Committee for fiscal year
                                          1995
                                          Jesse I. Treu, Chairman
                                          James G. Groninger
                                          Doug Reed
                                          Timothy J. Rink

June 1996

                     PERFORMANCE MEASUREMENT COMPARISON(1)
                COMPARISON OF 19 MONTH CUMULATIVE TOTAL RETURN*
           AMONG NPS PHARMACEUTICALS, INC., THE NASDAQ STOCK MARKET-
                 US INDEX AND THE NASDAQ PHARMACEUTICALS INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              NPS PHARMACEUTICALS, INC.         NASDAQ STOCK MARKET US           NASDAQ PHARMACEUTICAL
05/26/94                               100                              100                            100
5/94                                   102                              100                            101
6/94                                    82                               96                             93
7/94                                    77                               98                             96
8/94                                    68                              104                            106
9/94                                    73                              104                            104
10/94                                   73                              106                            101
11/94                                   55                              103                            101
12/94                                   68                              103                             98
1/95                                    59                              104                            104
2/95                                    64                              109                            107
3/95                                    59                              112                            106
4/95                                    64                              116                            109
5/95                                    55                              119                            110
6/95                                    86                              128                            123
7/95                                   118                              138                            133
8/95                                   132                              141                            149
9/95                                   145                              144                            153
10/95                                  136                              143                            148
11/95                                  143                              146                            155
12/95                                  314                              146                            179

*$100 INVESTED ON 05/26/94 IN STOCK OR INDEX-
 INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING DECEMBER 31.

- ------------------------
(1) This Section is not "soliciting material, " is not deemed filed with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                                 OTHER MATTERS

    The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors
                                          James U. Jensen
                                          SECRETARY

June 28, 1996

                           NPS PHARMACEUTICALS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 30, 1996

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned constitutes and appoints Hunter Jackson and James U. Jensen and each of them (acting jointly or, if one be present, then by that one alone), his attorneys and proxies, with full power of substitution and revocation to each, for and in the name, place and stead of the undersigned, to vote, and act with respect to all shares of Common Stock, par value $.001 per share of NPS Pharmaceuticals, Inc. (the "Company") standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and to act at the Annual Meeting of Stockholders to be held at the University Park Hotel located at 500 South Wakara Way, Salt Lake City, Utah on July 30, 1996 at 3:00 p.m. local time, and at any adjournment(s) thereof, and especially to vote as follows:

1.  In the election of seven (7) directors as set forth in the Proxy Statement:

/ / FOR all nominees listed alphabetically below (except as         / / WITHHOLD AUTHORITY to vote for all nominees listed below indicated to the contrary.)
       Santo J. Costa, James G. Groninger, Hunter Jackson, James U. Jensen, Donald E. Kuhla, Thomas N. Parks, Timothy J. Rink
   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below)
- ------------------------------------------------------------------------------------------------------------------------------------

2. With respect to approval of the amendments to the Company's 1994 Equity Incentive Plan, the 1994 Non-Employee Directors' Stock Option Plan and the 1994 Employee Stock Purchase Plan:

                      / / FOR      / / AGAINST      / / ABSTAIN

3. With respect to ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for the Company for the 1996 fiscal year:

                      / / FOR      / / AGAINST      / / ABSTAIN

4. In their discretion in any other matters as may properly come before the Meeting or any adjournment(s) hereof.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED ABOVE. IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE SEVEN (7) DIRECTORS AS SET FORTH IN THE PROXY STATEMENT, IN FAVOR OF THE AMENDMENTS TO THE COMPANY'S 1994 EQUITY INCENTIVE PLAN, THE 1994 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN AND THE 1994 EMPLOYEE STOCK PURCHASE PLAN AND TO RATIFY THE BOARD'S APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 1996 FISCAL YEAR.
                                         Dated _________________________________
                                         _______________________________________
                                         _______________________________________
                                                    Please sign here

                                         Please date  this proxy  and sign  your
                                         name exactly as it appears hereon. When
                                         there  is  more  than  one  owner, each
                                         should sign. When signing as an  agent,
                                         attorney,    administrator,   executor,
                                         guardian, or  trustee, please  indicate
                                         your  title as  such. If  executed by a
                                         corporation, the proxy should be signed
                                         in  the  corporate   name  by  a   duly
                                         authorized  officer who should indicate
                                         his title. Please date, sign, and  mail
                                         this   proxy   card  in   the  enclosed
                                         envelope.

                            NPS PHARMACEUTICALS, INC.

                           1994 EQUITY INCENTIVE PLAN

                   AMENDED BY THE STOCKHOLDERS ON MAY 31, 1995


1    PURPOSES.

          1.1 The purpose of the 1994 Equity Incentive Plan (the "Plan") is to provide a means by which employees of and consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options,
(ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock, and (v) stock appreciation rights, all as defined below.

          1.2 The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

          1.3 The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3.3, be either (i) Options granted pursuant to paragraph 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock granted pursuant to paragraph 7 hereof, or (iii) stock appreciation rights granted pursuant to paragraph 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2    DEFINITIONS.

          2.1 "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

          2.2  "BOARD" means the Board of Directors of the Company.

          2.3  "CODE" means the Internal Revenue Code of 1986, as amended.

          2.4 "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3.3 of the Plan.

          2.5 "COMPANY" means NPS Pharmaceuticals, Inc., a Delaware corporation.

          2.6 "CONCURRENT STOCK APPRECIATION RIGHT" or "CONCURRENT RIGHT" means a right granted pursuant to subsection 8.2.2 of the Plan.

          2.7 "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

          2.8 "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means the employment or relationship as a Director or Consultant is not interrupted or terminated by the Company or any Affiliate. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options and Stock Appreciation Rights appurtenant thereto, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or
(ii) transfers between locations of the Company or between the Company, Affiliates or its successor.

          2.9  "DIRECTOR" means a member of the Board.

          2.10 "DISABILITY" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

          2.11 "DISINTERESTED PERSON" means a Director: (i) who was not during the one year period prior to service as an administrator of the Plan granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire equity securities of the Company or any of its affiliates except as permitted by Rule 16b-3(c)(2)(i); or (ii) who is otherwise considered to be a "disinterested person" in accordance with Rule 16b-3(c)(2)(i), or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission.

          2.12 "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          2.13 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          2.14 "FAIR MARKET VALUE" means, as of any date, the value of the common stock of the Company as determined as follows:

               2.14.1 If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reporting in the Wall Street Journal or such other source as the Board deems reliable;

               2.14.2 If the common stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

               2.14.3 In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

          2.15 "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          2.16 "INDEPENDENT STOCK APPRECIATION RIGHT" or "INDEPENDENT RIGHT" means a right granted under subsection 8.2.3 of the Plan.

          2.17 "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

          2.18 "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          2.19 "OPTION" means a stock option granted pursuant to the Plan.

          2.20 "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          2.21 "OPTIONEE" means an Employee, Director or Consultant who holds an outstanding Option.

          2.22 "PLAN" means this 1994 Equity Incentive Plan.

          2.23 "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          2.24 "STOCK APPRECIATION RIGHT" means any of the various types of rights which may be granted under Section 8 of the Plan.

          2.25 "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

          2.26 "STOCK AWARD AGREEMENT" means a written agreement including an Option Agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. The Stock Award Agreement is subject to the terms and conditions of the Plan.

          2.27 "TANDEM STOCK APPRECIATION RIGHT" or "TANDEM RIGHT" means a right granted under subsection 8.2.1 of the Plan.

3    ADMINISTRATION.

          3.1 The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3.3.

          3.2 The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

               3.2.1 To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how Stock Awards shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a stock appreciation right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which Stock Awards shall be granted to each such person.

               3.2.2 To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

               3.2.3     To amend the Plan as provided in Section 14.

               3.2.4 Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

          3.3 The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be disinterested persons, if required and as defined by the provisions of subsection 3.4. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.
Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant options to eligible persons who are not then subject to
Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          3.4 Any requirement that an administrator of the Plan be a Disinterested Person shall not apply if the Board or the Committee expressly declares that such requirement shall not apply. Any Disinterested Person shall otherwise comply with the requirements of Rule 16b-3.

4    SHARES SUBJECT TO THE PLAN.

          4.1 Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate Nine Hundred Forty-two Thousand Five Hundred Three (942,503) shares of the Company's common stock. If any Stock Award shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such Stock Award shall again become available for the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

          4.2 The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5    ELIGIBILITY.

          5.1 Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees, Directors or Consultants.

          5.2 A Director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of the Director as a person to whom Stock Awards may be granted, or in the determination of the number of shares which may be covered by Stock Awards granted to the Director:
(i) the Board has delegated its discretionary authority over the Plan to a Committee which consists solely of Disinterested Persons; or (ii) the Plan otherwise complies with the requirements of Rule 16b-3. The Board shall otherwise comply with the requirements of Rule 16b-3. This subsection 5.2 shall not apply if the Board or Committee expressly declares that it shall not apply.

          5.3 No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

6    OPTION PROVISIONS.

          Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

          6.1  TERM.  No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

          6.2 PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the fair market value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be the price established by the Board or a Committee established by the Board in accordance with subsection 3.3.

          6.3 CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the option is exercised, or (ii) as required in the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6.4, or (C) in any other form of legal consideration that may be acceptable to the Board.

     In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

          6.4 TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder (a "QDRO"), and shall be exercisable during the lifetime of the person to whom the Nonstatutory Stock Option is granted only by such person or any transferee pursuant to a QDRO.

          6.5 VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance criteria) as the Board may deem appropriate. The provisions of this subsection
6.5 are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

          6.6 SECURITIES LAW COMPLIANCE. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6.4, as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

          6.7 TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Board, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the case of an Incentive Stock Option, the Board shall determine such period of time (in no event to exceed three (3) months from the date of termination) when the Option is granted. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan.
If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

          6.8 DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination (or such shorter period specified in the Option Agreement), and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

          6.9 DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised, at any time within eighteen (18) months following the date of death (or such shorter period specified in the Option Agreement) (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

          6.10 EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

          6.11 WITHHOLDING. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

          6.12 RE-LOAD OPTIONS. Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option or, in the case of a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as described in subparagraph 5.3), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option.

     Any such Re-Load Option may be an Incentive Stock Option or a Nonqualified Stock Option, as the Board or Committee may designate at the time of the grant of the original Option, provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollars ($100,000) annual limitation on exercisability of Incentive Stock Options described in subparagraph 12.4 of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subparagraph 4.1 and shall be subject to such other terms and conditions as the Board or Committee may determine.

7    TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

          Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

          7.1 PURCHASE PRICE. The purchase price under each stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

          7.2 TRANSFERABILITY. No rights under a stock bonus or restricted stock purchase agreement shall be assignable by any participant under the Plan, either voluntarily or by operation of law, except where such assignment is required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

          7.3 CONSIDERATION. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in their discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

          7.4 VESTING. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

          7.5 TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8    STOCK APPRECIATION RIGHTS.

          8.1 The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights to Employees or Directors of or Consultants to, the Company or its Affiliates under the Plan. Each such right shall entitle the holder to a distribution based on the appreciation in the fair market value per share of a designated amount of stock.

          8.2 Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

               8.2.1 TANDEM STOCK APPRECIATION RIGHTS. Tandem Rights will be granted appurtenant to an Option and will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution equal to the excess of (A) the Fair Market Value (on the date of Option surrender) of vested shares of stock purchasable under the surrendered Option over (B) the aggregate exercise price payable for such shares.

               8.2.2 CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and will be exercised automatically at the same time the Option is exercised for those shares. The appreciation distribution to which the holder of such concurrent right shall be entitled upon exercise of the underlying Option shall be in an amount equal to the excess of (A) the aggregate fair market value (at date of exercise) of the vested shares purchased under the underlying Option with such concurrent rights over (B) the aggregate exercise price paid for those shares.

               8.2.3 INDEPENDENT STOCK APPRECIATION RIGHTS. Independent Rights may be granted independently of any Option and will entitle the holder upon exercise to an appreciation distribution equal in amount to the excess of (A) the aggregate fair market value (at the date of exercise) of a number of shares of stock equal to the number of vested share equivalents exercised at such time (as described in subsection 8.3.3 over (B) the aggregate fair market value of such number of shares of stock at the date of grant.

          8.3 The terms and conditions applicable to each Tandem Right, Concurrent Right and Independent Right shall be as follows:

               8.3.1  TANDEM RIGHTS.

                    8.3.1.1 Tandem Rights may be tied to either Incentive Stock Options or Nonstatutory Stock Options. Each such right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular Option to which it pertains. If Tandem Rights are granted appurtenant to an Incentive Stock Option, they shall satisfy any applicable Treasury Regulations so as not to disqualify such Option as an Incentive Stock Option under the Code.

                    8.3.1.2 The appreciation distribution payable on the exercised Tandem Right shall be in cash in an amount equal to the excess of (I) the fair market value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the optionee is vested over (II) the aggregate exercise price payable for such vested shares.

               8.3.2     CONCURRENT RIGHTS.

                    8.3.2.1 Concurrent Rights may be tied to any or all of the shares of stock subject to any Incentive Stock Option or Nonstatutory Stock Option grant made under the Plan. A Concurrent Right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains.

                    8.3.2.2 A Concurrent Right shall be automatically exercised at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains.

                    8.3.2.3 The appreciation distribution payable on an exercised Concurrent Right shall be in cash in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (I) the aggregate fair market value (on the Exercise Date) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (II) the aggregate exercise price paid for such shares.

               8.3.3 INDEPENDENT RIGHTS.

                    8.3.3.1 Independent Rights shall, except as specifically set forth below, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents.

                    8.3.3.2 The appreciation distribution payable on the exercised Independent Right shall be in an amount equal to the excess of (I) the aggregate fair market value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent right, and with respect to which the holder is exercising the Independent Right on such date, over (II) the aggregate fair market value (on the date of the grant of the Independent Right) of such number of shares of Company stock.

                    8.3.3.3 The appreciation distribution payable on the exercised Independent Right may be paid, in the discretion of the Board or the Committee, in cash, in shares of stock or in a combination of cash and stock. Any shares of stock so distributed shall be valued at fair market value on the date the Independent Right is exercised.

               8.3.4 TERMS APPLICABLE TO TANDEM RIGHTS, CONCURRENT RIGHTS
                    AND INDEPENDENT RIGHTS.

                    8.3.4.1 To exercise any outstanding Tandem, Concurrent or Independent Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the instrument evidencing such right.

                    8.3.4.2 If a Tandem, Concurrent, or Independent Right is granted to an individual who is at the time subject to Section 16(b) of the Exchange Act (a "Section 16(b) Insider"), then the instrument of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3 promulgated under the Exchange Act (or any successor rule or regulation).

                    8.3.4.3 No limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of Tandem, Concurrent or Independent Rights.

     9    CANCELLATION AND RE-GRANT OF OPTIONS.

          The Board or the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected holders of Options and/or Stock Appreciation Rights, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and/or (ii) the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of a 10% stockholder (as described in subparagraph 5.3), not less than one hundred ten percent (110%) of the Fair Market Value per share of stock on the new grant date.

     10   COVENANTS OF THE COMPANY.

          10.1 During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards up to the number of shares of stock authorized under the Plan.

          10.2 The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock under the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock under such Stock Awards unless and until such authority is obtained.

     11   USE OF PROCEEDS FROM STOCK.

          Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

     12   MISCELLANEOUS.

          12.1 The Board or the Committee shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

          12.2 Neither an Optionee nor any person to whom an Option is transferred under subsection 6.4 shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

          12.3 Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant, Optionee, or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or Optionee with or without cause.

          12.4 To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     13   ADJUSTMENTS UPON CHANGES IN STOCK.

          13.1 If any change is made in the stock subject to the Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding Stock Awards will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding Stock Awards.

          13.2 In the event of: (1) a dissolution or liquidation or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, at the sole discretion of the Board and to the extent permitted by applicable law: (i) any surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan,
(ii) such Stock Awards shall continue in full force and effect, or (iii) the time during which such Stock Awards become vested or may be exercised shall be accelerated and any outstanding unexercised rights under any Stock Awards terminated if not exercised prior to such event.

     14   AMENDMENT OF THE PLAN.

          14.1 The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

               14.1.1 Increase the number of shares reserved for Stock Awards under the Plan;

               14.1.2 Modify the requirements as to eligibility for participation in the Plan to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Sections 162(m) and 422 of the Code; or

               14.1.3 Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3.

          14.2 It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

          14.3 Rights and obligations under any Stock Award granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

     15   TERMINATION OR SUSPENSION OF THE PLAN.

          15.1 The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on midnight, January 6, 2004. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

          15.2 Rights and obligations under any Stock Award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

     16   EFFECTIVE DATE OF PLAN.

          The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercisable unless and until the Plan has been approved by the stockholders of the Company.

                            NPS PHARMACEUTICALS, INC.

                 1994 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                           ADOPTED ON JANUARY 7, 1994

              APPROVED BY STOCKHOLDERS EFFECTIVE FEBRUARY 17, 1994


1.   PURPOSE

     1.1 The purpose of the 1994 Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of NPS Pharmaceuticals, Inc. (the "Company") who is not otherwise an employee of the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

     1.2 The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

     1.3 The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.   ADMINISTRATION

     2.1 The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2.2.

     2.2 The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.   SHARES SUBJECT TO THE PLAN

     3.1 Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate Ninety Thousand (90,000) shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been


                                       1.

exercised in full, the stock not purchased under such option shall again become available for the Plan.

     3.2 The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.   ELIGIBILITY

     4.1 Options shall be granted only to Non-Employee Directors of the Company.

5.   NON-DISCRETIONARY GRANTS

     5.1 Each person who is, after the date of approval of the Plan by the Board (the "Adoption Date"), elected for the first time to be a Non-Employee Director shall, upon the date of his initial election to be a Non-Employee Director by the Board or stockholders of the Company, be granted an option to purchase Fifteen Thousand (15,000) shares of common stock of the Company on the terms and conditions set forth herein.

     5.2 On December 1, of each year, commencing with December 1, 1994, each person who is then a Non-Employee Director and has been a Non-Employee Director for at least three (3) months, shall be granted an option to purchase Three Thousand (3,000) shares of common stock of the Company on the terms and conditions set forth herein.

6.   OPTION PROVISIONS

     Each option shall contain the following terms and conditions:

     6.1 The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten (10) years from the date of grant. If the optionee's service as a Non-Employee Director of the Company or as an employee of or consultant to the Company or any Affiliate of the Company, terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date twelve (12) months following the date of termination of service; provided, however, that if such termination of service is due to the optionee's death, the option shall terminate on the earlier of the Expiration Date or eighteen
(18) months following the date of the optionee's death. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Employee Director of the Company only as to that number of shares as to which it was exercisable on the date of termination of such service under the provisions of subparagraph 6.5.

     6.2 The exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted.


                                       2.

     6.3 Payment of the exercise price of each option is due in full in cash upon any exercise; the optionee may elect to make payment of the exercise price under one of the following alternatives:

          6.3.1 Payment of the exercise price per share in cash at the time of exercise; or

          6.3.2 Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at fair market value on the date preceding the date of exercise; or

          6.3.3 Payment by a combination of the methods of payment specified in subparagraph 6.3.1 and 6.3.2 above.

     Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of shares of the Company's common stock.

     6.4 An option shall not be transferable except by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or Title I of ERISA, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his guardian or legal representative. Notwithstanding the foregoing, the optionee may during his or her lifetime designate a person to receive and exercise any of the options following the optionee's death.

     6.5 The option shall become exercisable in installments from the date of grant at the rates set forth below. Twenty-eight percent (28%) of the shares shall vest on the first anniversary of the date of grant and three percent (3%) of the remaining shares shall vest each month thereafter, provided that the optionee has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director or as an employee of or consultant to the Company or any Affiliate of the Company, whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment.

     6.6 The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6.4, as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and
(ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-


                                       3.

currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws.

     6.7 Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

     6.8 The Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that any optionee not sell or otherwise transfer or dispose of any shares of common stock or other securities of the Company during such period (not to exceed one hundred eighty
(180) days) following the effective date (the "Effective Date") of the registration statement of the Company filed under the Securities Act as may be requested by the Company or the representative of the underwriters.

7.   COVENANTS OF THE COMPANY

     7.1 During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

     7.2 The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8.   USE OF PROCEEDS FROM STOCK

     Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9.   MISCELLANEOUS

     9.1 Neither an optionee nor any person to whom an option is transferred under subparagraph 6.4 shall be deemed to be the holder of, or to have any of the rights of a holder with


                                       4.

respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

     9.2 Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate or shall affect any right of the Company, its Board or stockholders or any Affiliate to terminate the service of any Non-Employee Director with or without cause.

     9.3 No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to an option granted to him.

     9.4 In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

10.  ADJUSTMENTS UPON CHANGES IN STOCK

     10.1 If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

     10.2 In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation; (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (3) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the time during which options outstanding under the Plan may be exercised shall be accelerated and the options terminated if not exercised prior to such event.

11.  AMENDMENT OF THE PLAN


                                       5.

     11.1 The Board at any time, and from time to time, may amend the Plan, provided, however, that the Board shall not amend the plan more than once every six months, with respect to the provisions of the plan which relate to the amount, price and timing of grants, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. Except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          11.1.1 Increase the number of shares which may be issued under the Plan;

          11.1.2 Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3); or

          11.1.3 Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3.

     11.2 Rights and obligations under any option granted before any amendment of the Plan shall not be altered or impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and
(ii) such person consents in writing.

12.  TERMINATION OR SUSPENSION OF THE PLAN

     12.1 The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on midnight, January 6, 2004. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

     12.2 Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

     12.3 The Plan shall terminate upon the occurrence of any of the events described in Section 10(b) above.

13.  EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE

     13.1 The Plan shall become effective upon adoption by the Board of Directors, subject to the condition subsequent that the Plan is approved by the stockholders of the Company.

     13.2 No option granted under the Plan shall be exercised or exercisable unless and until the condition of subparagraph 13.1 above has been met.


                                       6.

                            NPS PHARMACEUTICALS, INC.

                        1994 EMPLOYEE STOCK PURCHASE PLAN

                           ADOPTED ON JANUARY 7, 1994

              APPROVED BY STOCKHOLDERS EFFECTIVE FEBRUARY 17, 1994


     1    PURPOSE.

          1.1 The purpose of the Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of NPS Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and its Affiliates, as defined in subparagraph 1.2, which are designated as provided in subparagraph 2.2, may be given an opportunity to purchase stock of the Company.

          1.2 The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

          1.3 The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

          1.4 The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

     2    ADMINISTRATION.

          2.1 The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2.3. Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

          2.2 The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

               2.2.1 To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

               2.2.2 To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

               2.2.3 To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

               2.2.4     To amend the Plan as provided in paragraph 13.

               2.2.5 Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

          2.3 The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

     3    SHARES SUBJECT TO THE PLAN.

          3.1 Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate Ninety Thousand (90,000) shares of the Company's common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

          3.2 The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

     4    GRANT OF RIGHTS; OFFERING.

          The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (2) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the

Offering or otherwise) the substance of the provisions contained in paragraphs 5 through 8, inclusive.

     5    ELIGIBILITY.

          5.1 Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2.2, to employees of any Affiliate of the Company. Except as provided in subparagraph 5.2, an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is at least twenty (20) hours per week and at least five (5) months per calendar year.

          5.2 The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

               5.2.1 the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

               5.2.2 the Purchase Period (as defined below) for such right shall begin on its Offering Date and end coincident with the end of such Offering; and

               5.2.3 the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Purchase Period (as defined below) for such Offering, he or she will not receive any right under that Offering.


          5.3 No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5.3, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

          5.4 An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by
Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

          5.5 Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

     6    RIGHTS; PURCHASE PRICE.

          6.1 On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen percent (15%) of such employee's Earnings (as defined in Section 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no more than twenty-seven (27) months after the Offering Date (the "Purchase Period"). In connection with each Offering made under this Plan, the Board or the Committee shall specify a maximum number of shares which may be purchased by any employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering which contains more than one Exercise Date (as defined in the Offering), the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Exercise Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

          6.2 The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

               6.2.1 an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

               6.2.2 an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Exercise Date.

     7    PARTICIPATION; WITHDRAWAL; TERMINATION.

          7.1 An eligible employee may become a participant in an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Purchase Period. "Earnings" is defined as the total compensation paid to an employee, including all salary, wages (including amounts elected to be deferred by the employee, that would otherwise have been paid, under any cash or deferred arrangement established by the Company), overtime pay, commissions, bonuses, and other remuneration paid directly to the employee, but excluding profit sharing, the cost of employee benefits paid for by the Company, education or tuition reimbursements, imputed income arising under any Company group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company under any employee benefit plan, and similar items of compensation. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero), increase or begin such payroll deductions after the beginning of any Purchase Period only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Purchase Period.

          7.2 At any time during a Purchase Period a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Purchase Period except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

          7.3 Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

          7.4 Rights granted under the Plan shall not be transferable, and shall be exercisable only by the person to whom such rights are granted.

     8    EXERCISE.

          8.1 On each exercise date, as defined in the relevant Offering (an "Exercise Date"), each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Exercise Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7.2, or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after said final Exercise Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Exercise Date of an Offering shall be distributed in full to the participant after such Exercise Date, without interest.


          8.2 No rights granted under the Plan may be exercised to any extent unless the Plan (including rights granted thereunder) is covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act"). If on an Exercise Date of any Offering hereunder the Plan is not so registered, no rights granted under the Plan or any Offering shall be exercised on said Exercise Date and the Exercise Date shall be delayed until the Plan is subject to such an effective registration statement, except that the Exercise Date shall not be delayed more than two (2) months and the Exercise Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Exercise Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the purchase period (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

     9    COVENANTS OF THE COMPANY.

          9.1 During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

          9.2 The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

     10   USE OF PROCEEDS FROM STOCK.

          Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

     11   RIGHTS AS A STOCKHOLDER.

          A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shareholdings acquired upon exercise of rights hereunder are recorded in the books of the Company.

     12   ADJUSTMENTS UPON CHANGES IN STOCK.

          12.1 If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights.

          12.2 In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, as determined by the Board in its sole discretion (i) any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

     13   AMENDMENT OF THE PLAN.

          13.1 The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

               13.1.1 Increase the number of shares reserved for rights under the Plan;

               13.1.2 Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3")); or

               13.1.3 Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

          13.2 Rights and obligations under any rights granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation.

     14   TERMINATION OR SUSPENSION OF THE PLAN.

          14.1 The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on midnight, January 6, 2004. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

          14.2 Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation.

     15   EFFECTIVE DATE OF PLAN.

          The Plan shall become effective as determined by the Board, but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company.




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